THE LORD ABBETT FAMILY OF FUNDS1

Supplement dated June 30, 2020

to the Prospectuses and Statements of Additional Information

This supplement updates certain information contained in your Fund’s prospectus and SAI. You should read this supplement in conjunction with your Fund’s prospectus and SAI.

Effective June 30, 2020, the following information replaces the subsection titled “Exchanges – Conversions at the Request of a Financial Intermediary” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI:

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., exchanged for) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Please retain this document for your future reference.

1 This supplement does not apply to the following Funds: Lord Abbett Credit Opportunities Fund; Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund; and Lord Abbett Series Fund.